UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 14, 2018

Symantec Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	000-17781	77-0181864
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

350 Ellis Street, Mountain View, CA	94043
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code            (650) 527-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 7.01	Regulation FD Disclosure.

On May 14, 2018, Symantec Corporation (the “Company”) held a conference call to provide additional information related to the previously announced investigation by the Audit Committee of the Company’s Board of Directors (the “Audit Committee”) and the Company’s guidance for fiscal year 2019 and outlook for fiscal year 2020. The Company also posted to its website a press release containing a statement by the Company regarding the Audit Committee investigation. Copies of the conference call transcript and the press release are furnished as Exhibits 99.01 and 99.02 to this Current Report on Form 8-K and are incorporated herein by reference.

The information in this Item 7.01, including Exhibits 99.01 and 99.02 hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained in this Item 7.01, including Exhibits 99.01 and 99.02 hereto, shall not be incorporated by reference into any registration statement or other document filed with the Securities and Exchange Commission by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

The statements in this Current Report on Form 8-K, including Exhibits 99.01 and 99.02 hereto, contain statements which may be considered forward-looking within the meaning of the U.S. federal securities laws. These statements are subject to known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to differ materially from results expressed or implied in this Current Report on Form 8-K. Such risk factors include those related to: our ability to continue to integrate and fully achieve the expected benefits from acquired businesses; general economic conditions; fluctuations and volatility in the Company’s stock price; the ability of the Company to successfully execute strategic plans; the ability to maintain customer and partner relationships; the ability of the Company to achieve its cost and operating efficiency goals; the anticipated growth of certain market segments; the Company’s sales pipeline and business strategy; fluctuations in tax rates and foreign currency exchange rates and the impact of the recently enacted tax reform legislation; the impact related to the Company’s adoption of the new revenue and other accounting standards; the timing and market acceptance of new product releases and upgrades; and the successful development of new products and the degree to which these products gain market acceptance. Other risks include, but are not limited to, risks relating to the ongoing internal investigation by the Audit Committee, including: (i) the risk that the internal investigation identifies errors, which may be material, in the Company’s financial results, or impacts the timing of Company filings; and (ii) the risk of legal proceedings or government investigations relating to the subject of the internal investigation or related matters. Actual results may differ materially from those contained in the forward-looking statements in this Current Report on Form 8-K. The Company assumes no obligation, and does not intend, to update these forward-looking statements as a result of future events or developments. Additional information concerning these and other risk factors is contained in the Risk Factors sections of the Company’s Forms 10-K and Forms 10-Q filed with the Securities and Exchange Commission.

Item 9.01	Financial Statements and Exhibits

(d)    Exhibits

Exhibit Number	Exhibit Title or Description

99.01	Symantec Corporation Conference Call Transcript dated May 14, 2018.

99.02	Press release issued by Symantec Corporation entitled “Symantec Provides Additional Information,” dated May 14, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYMANTEC CORPORATION

Date: May 14, 2018	By:	/s/ Nicholas R. Noviello Nicholas R. Noviello Executive Vice President and Chief Financial Officer